                                                                    Exhibit 10.1










================================================================================



                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                             LEVEL 8 SYSTEMS, INC.,

                                       AND

                       THE PURCHASERS LISTED ON SCHEDULE I

                          DATED AS OF JANUARY 16, 2002


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


                          SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated
                                                            ---------
as of January 16, 2002, by and among LEVEL 8 SYSTEMS, INC., a Delaware corporation (the "Company"), and the various purchasers listed on Schedule I
                  -------
hereto (each referred to herein as a "Purchaser" and, collectively, the
                                      ---------
"Purchasers").
 ----------

                  WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under
                                                       ----------
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");
                                                             --------------

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, shares of common stock of the Company, par value $.001 per share (the "Common Stock"), and a stock purchase
                                         ------------
warrant (each a "Warrant", and, collectively, the "Warrants"), in the form of
                 -------                           --------
Exhibit A annexed hereto to purchase shares of the Company's Common Stock; and
---------

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit B attached hereto (the
                                              ---------
"Registration Rights Agreement") pursuant to which the Company has agreed to
 -----------------------------
provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:

                                   ARTICLE I.

                                PURCHASE AND SALE

     1.1   Purchase and Sale.
           -----------------

On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser and each Purchaser, severally and not jointly, shall purchase from the Company the shares of Common Stock as set forth on Schedule I (the "Shares") and a Warrant
                                ----------       ------
exercisable for the amount of Common Stock as set forth on Schedule I for such
                                                           ----------
Purchaser. The aggregate purchase price for the Shares and Warrant purchased by the Purchasers shall be $3,572,928.

     1.2   Closing.
           -------

           a.  The Closing. The closing (the "Closing") of the purchase and sale
               -----------                    -------
of the Common Stock and the Warrants shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Suite 1600, Atlanta, Georgia 30303, immediately following the execution hereof or such later date or different location as the parties shall agree, but in no event prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (such date of the Closing, the "Closing Date"). At the
                                                      ------------
Closing:

                (i) Each Purchaser shall deliver to the Company (1) this Agreement, duly executed by such Purchaser, (2) the Registration Rights Agreement, duly executed by such Purchaser and (3) its portion of the purchase price as set forth next to its name on Schedule I in United States dollars in
                                       ----------
immediately available funds to an account or accounts designated in writing by the Company; and

                (ii) The Company shall deliver to each Purchaser (1) this Agreement, duly executed by the Company, (2) the Registration Rights Agreement, duly executed by the Company, (3) a Warrant representing the Purchaser's right to acquire the number of shares of Common Stock as set forth on Schedule I
                                                                ----------
hereto registered in the name of such Purchaser, (4) a certificate evidencing the number of shares of Common Stock purchased by such Purchaser as set forth on
Schedule I hereto, registered in the name of such Purchaser and (5) a legal
----------
opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Company, in agreed form, addressed to the Purchasers.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     2.1  Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to each of the Purchasers that the statements contained in this
Section 2.1 are true, correct and complete as of the date hereof, and will be true correct and complete as of the Closing Date (unless specifically made as of another date), except as specified to the contrary in the corresponding paragraph of the disclosure schedule prepared by the Company accompanying this Agreement (the "Company Disclosure Schedules"):
                                  ----------------------------

           a. Organization and Qualification. The Company duly incorporated,
              ------------------------------
validly existing and in good standing under the laws of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on
Schedule 2.1(a), the Company is duly qualified as a foreign corporation to do
---------------
business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole or (z) impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect"). The
                                           -----------------------
Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in
             ----------------------------
effect on the date hereof (the "Bylaws").
                                ------

           b. Authorization; Enforcement. The Company has the requisite
              --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and the Warrants (collectively, the "Transaction Documents"), and otherwise to carry out
                             ---------------------
its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by the Company. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

           c. Capitalization. As of the date hereof, the authorized capital
              --------------
stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding
                                        ---------------
shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable. No securities of the Company are entitled to preemptive or similar rights, and no Person (as hereinafter defined) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares and Warrant, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Shares and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

           d. Authorization and Validity; Issuance of Shares. The Shares and the
              ----------------------------------------------
shares of Common Stock issuable upon exercise of the Warrants (the "Warrant
                                                                    -------
Shares") are and will at all times hereafter continue to be duly authorized and
------
reserved for issuance and, when issued and paid for in accordance with this Agreement and the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all liens.

           e. No Conflicts. The execution, delivery and performance of this
              ------------
Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, except where such conflict or violation has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed), or by which any material property or asset of the Company is bound, except where such conflict has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

           f. Consents and Approvals. The Company is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii) the application(s) or any letter(s) acceptable to the Nasdaq National Market ("Nasdaq") for the listing of the Common Stock and the Warrant Shares
         ------
with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed), and (iii) any filings, notices or registrations under applicable Federal or state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(f), the "Required Approvals"), except where failure to do so has
   ---------------       ------------------
not resulted or would not reasonably result, individually, or in the aggregate, in a Material Adverse Effect. "Person" means an individual or corporation,
                               ------
partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

           g. Litigation; Proceedings. Except as specifically set forth on
              -----------------------
Schedule 2.1(h) or in the SEC Documents (as hereinafter defined), there is no
---------------
action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely
                                                    ------
affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any officer thereof, is or has been, nor, to the knowledge of the Company, any director thereof is or has been for the last three years, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

           h. No Default or Violation. The Company (i) is not in default under
              -----------------------
or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound and which is required to be included as an exhibit to any SEC Document (as defined in Section 2.1(j)) or will be required to be included as an exhibit to the Company's next filing under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) is in
                                                      ------------
violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, (iv) is in default under or in violation of its Certificate of Incorporation, Bylaws or other organizational documents, respectively in the case of (i), (ii) and (iii), except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

           i. Private Offering. The Company and all Persons acting on its behalf
              ----------------
have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Common Stock or the Warrants or the issuance of such securities under the Securities Act. Subject to the accuracy and completeness of the representations and warranties of the Purchasers contained in Section 2.2, the offer, sale and issuance by the Company to the Purchasers of each of the Common Stock and the Warrants and the issuance of the Warrant Shares is exempt from the registration requirements of the Securities Act.


           j. SEC Documents; Financial Statements. The Common Stock of the
              -----------------------------------
Company is registered pursuant to Section 12(g) of the Exchange Act. Since December 31, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it, with the Commission, pursuant to Section 13, 14 or 15(d) of the Exchange Act (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a
                           -------------
valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be
                                                 ----
otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

           k. Material Changes. Since the date of the latest audited financial
              ----------------
statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

           l. Patents and Trademarks. The Company and its subsidiaries have, or
              ----------------------
have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have, or reasonably be expected to result in, a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company
                           ----------------------------
nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person which if determined adversely to the Company would, individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

           m. Transactions With Affiliates and Employees. Except as set forth in
              ------------------------------------------
SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

           n. Solvency. Except as set forth in the SEC Documents, based on the
              --------
financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

           o. Form S-3 Eligibility. The Company is eligible to register the
              --------------------
resale of its Common Stock and the Warrant Shares for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

           p. Listing and Maintenance Requirements. The Company has not, in the
              ------------------------------------
two years preceding the date hereof, received notice (written or oral) from the Nasdaq National Market or any other exchange or market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Shares and Warrants hereunder does not contravene the rules and regulations of the Nasdaq National Market and no approval of the shareholders of the Company is required for the Company to issue and deliver to the Purchasers the number of Shares and Warrant Shares contemplated by this Agreement.

           q. Registration Rights. The Company has not granted or agreed to
              -------------------
grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

           r. Broker's Fees. No fees or commissions or similar payments with
              -------------
respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any third party broker, financial advisor, finder, investment banker, or bank. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this
Section 2.1(r) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

           s. Disclosure. Except for information regarding the transaction
              ----------
contemplated by this Agreement and the Transaction Documents and the terms and conditions hereof and thereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.2   Representations  and Warranties of the Purchasers.  Each of the
           -------------------------------------------------
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

           a. Organization; Authority. Such Purchaser, as applicable, is a
              -----------------------
corporation or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by this Agreement and the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser, as applicable, of the shares of Common Stock and the Warrant hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Transaction Documents has been duly executed and delivered by each Purchaser and constitutes the valid and legally binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

           b. Investment Intent. Such Purchaser is acquiring the shares of
              -----------------
Common Stock and the Warrant for its own account and not with a present view to or for distributing or reselling the shares of Common Stock, the Warrant or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares or Warrant or Warrant Shares for any period of time. Such Purchaser is acquiring the Shares or Warrant or Warrant Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

           c. Purchaser Status. At the time such Purchaser was offered the
              ----------------
Common Stock and the Warrant, and at the Closing Date and each date such Purchaser exercises the Warrant, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock, the Warrant and the Warrant Shares. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

           d. Reliance. Such Purchaser understands and acknowledges that (i) the
              --------
Common Stock, the Warrant and the Warrant Shares are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

           e. Information. Such Purchaser and its advisors, if any, have been
              -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Stock and the Warrant which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser understands that its investment in the Common Stock and Warrant involves a significant degree of risk. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in this Agreement or the Transaction Documents.

           f. Governmental Review. Such Purchaser understands that no United
              -------------------
States Federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Stock or Warrants.

           g. Residency. Such Purchaser is a resident of the jurisdiction set
              ---------
forth immediately beside such Purchaser's name on Schedule I hereto.
                                                  ----------

         The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III.

                                OTHER AGREEMENTS

     3.1   Transfer Restrictions.
           ---------------------

           a. If any Purchaser should decide to dispose of the Common Stock, the Warrant, or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so (1) only pursuant to an effective registration statement under the Securities Act, (2) pursuant to an available exemption from the registration requirements of the Securities Act, (3) to an affiliate of the Purchaser, or (4) pursuant to Rule 144 promulgated under the Securities Act ("Rule 144"). In connection with any transfer of any Common Stock, the Warrant or Warrant Shares other than pursuant to an effective registration statement, Rule 144, to the Company or to an affiliate of the Purchasers, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Common Stock, the Warrant, or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from any Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and the Transaction Documents and shall have the rights of a Purchaser under this Agreement and the Transaction Documents. The Company shall not require an opinion of counsel in connection with the transfer of the shares of Common Stock, the Warrant or the Warrant Shares to an affiliate of a Purchaser.

           b. The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Common Stock, the Warrant and the Warrant Shares:

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SHARES.

           The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the shares of Common Stock, the Warrant or the Warrant Shares and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured shares of Common Stock, Warrant or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party reasonably request in connection with a pledge or transfer of the shares of Common Stock, the Warrant or the Warrant Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

                  Neither the Common Stock, the Warrant, nor the Warrant Shares shall contain the legend set forth above (or any other legend) (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or
(iii) if such Common Stock, the Warrant or the Warrant Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide any Purchaser, upon request, with a certificate or certificates representing shares of Common Stock, the Warrant or the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of any legend. The Company agrees that following the effective date of the registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and Warrant Shares by the Purchasers or at such time as such legend is no longer required under this Section 3.1, it will, no later than three Trading Days (as such term is defined in the Registration Rights Agreement) following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares and Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares and Warrant Shares that is free from all restrictive and other legends.

      3.2 Stop Transfer Instruction. The Company may not make any notation on
          -------------------------
its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

      3.3 Reservation of Warrant Shares. The Company at all times shall reserve
          -----------------------------
a sufficient number of shares of its authorized but unissued Common Stock to provide for the full conversion of the Warrant. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover the number of Warrant Shares issued and issuable upon exercise of the Warrant (based on the Exercise Price (as defined in the Warrant) of the Warrant in effect from time to time) without regard to any limitation on exercises, the Company will promptly take all corporate action necessary to authorize and reserve such shares including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.3, in the case of an insufficient number of authorized shares, and using best efforts to obtain stockholder approval of an increase in such authorized number of shares.

      3.4 Furnishing of Information. As long as any Purchaser owns shares of
          -------------------------
Common Stock, the Warrant or the Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns shares of Common Stock, the Warrant or the Warrant Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

      3.5 Integration. The Company shall not, and shall use its best efforts to
          -----------
ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Common Stock hereunder in a manner that would require the registration under the Securities Act of the sale of the shares Common Stock to the Purchasers, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq National Market, if such integration would result in a violation of any such rule or regulation.

      3.6 Non-Public Information. Except for information regarding the
          ----------------------
transaction contemplated by this Agreement and the Transaction Documents and the terms and conditions hereof and thereof, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding anything to the contrary herein, no Purchaser shall engage in any trading activity in the Company's securities in violation of Regulation M of the Exchange Act.

      3.7 Use of Proceeds. The Company shall use the net proceeds from the sale
          ---------------
of the shares of Common Stock hereunder for working capital purposes.

      3.8 Best Efforts. Each of the parties hereto shall use its best efforts to
          ------------
satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

      3.9 Subsequent Placements.
          ---------------------

           a. From the date hereof until the Effective Date, the Company will not directly or indirectly, offer, sell or grant any option to purchase (or announce any offer, sale, grant or any option to purchase) any of its Common Stock or other securities which entitle the holder thereof to receive Common Stock, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable for Common Stock.

           b. The restrictions contained in paragraph (a) of this Section shall not apply to: (i) the issuance of the Warrant Shares, (ii) the granting of options, restricted stock, stock appreciation rights or similar instruments to employees, officers, directors and consultants of the Company pursuant to any stock option or similar plan duly adopted by the Company or to the issuance of shares of Common Stock upon exercise of such options or other rights, (iii) the issuance of up to 141,658 shares of Common Stock issuable pursuant to the Company's pre-existing obligation to issue shares to a former consultant (as described on Schedule 2.1(c)); (iv) issuances of shares of Common Stock pursuant to any acquisition by the Company of the assets or capital stock of a business pursuant to a merger, asset sale or other business combination; (v) issuances of shares of Common Stock upon conversion of the Company's Series A1 Convertible Redeemable Preferred Stock (the "Series A1 Preferred Stock") or the Company's
                                 -------------------------
Series B1 Convertible Redeemable Preferred Stock (the "Series B1 Preferred
                                                       -------------------
Stock") (as described on Schedule 2.1(c)); (iv) the issuance of shares of Common
-----
Stock upon the exercise of warrants disclosed on Schedule 2.1(c); or (vi) issuances of shares of Common Stock in accordance with Section 3.9(c) below.

           c. Notwithstanding the foregoing, from the date hereof through the seventh Trading Day following the date of this Agreement, the Company has the right to issue and sell shares of Common Stock (a "Subsequent Placement") to the
                                                   --------------------
holders of the Series A1 Preferred Stock and Series B1 Preferred Stock (collectively, the "Preferred Stockholders") on the same terms and conditions as
                    ----------------------
set forth in this Agreement, including the price per share. If the Subsequent Placement is not consummated for any reason on the terms and conditions set forth in this Agreement, including the price per share, within such seven Trading Days then the Company shall not have the right to issue and sell shares of Common Stock to the Preferred Stockholders. Notwithstanding the foregoing, the Company may not offer or issue any shares of Common Stock pursuant to a a Subsequent Placement to the extent that the number of shares of Common Stock issuable pursuant to the Subsequent Placement, when added to the number of shares of Common Stock issuable under this Agreement would require the approval of the shareholders of the Company under the rules and regulations of the Nasdaq National Market.

                                  ARTICLE IV.

                                   CONDITIONS

     4.1  Closing.
          -------

           a. Conditions Precedent to the Obligation of the Company to Sell the
              -----------------------------------------------------------------
Shares of Common Stock and the Warrants. The obligation of the Company to sell
---------------------------------------
the shares of Common Stock and the Warrants is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

              (i) Accuracy of the Purchasers' Representations and Warranties.
                  ----------------------------------------------------------
The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

              (ii) Performance by the Purchasers. Each Purchaser shall have
                   -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or before the Closing Date; and

              (iii) No Injunction. No statute, rule, regulation, executive
                    -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

           b. Conditions Precedent to the Obligation of the Purchasers to
              -----------------------------------------------------------
Purchase the Shares of Common Stock and Warrants at the Closing. The obligation
---------------------------------------------------------------
of each Purchaser hereunder to acquire and pay for the shares of Common Stock and the Warrant at the Closing is subject to the satisfaction or waiver by Purchaser, at or before the Closing Date, of each of the following conditions:

              (i) Accuracy of the Company's Representations and Warranties. The
                  --------------------------------------------------------
representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

              (ii) Performance by the Company. The Company shall have performed,
                   --------------------------
satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date;

              (iii) No Injunction. No statute, rule, regulation, executive
                    -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

              (iv) Required Approvals. All Required Approvals shall have been
                   ------------------
obtained; and

              (v) Shares of Common Stock. The Company shall have duly reserved
                  ----------------------
the number of shares of Common Stock and the number or Warrant Shares issuable upon the exercise of the Warrants acquired by the Purchasers on the Closing Date.

                                   ARTICLE V.

                                 INDEMNIFICATION

      5.1 Indemnification. The Company will indemnify and hold the Purchasers
          ---------------
and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and solely arising out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Notwithstanding the foregoing, the Company shall not be required to indemnify any the Purchaser under the terms of this Article V with respect to any claim or violation for which indemnification is expressly excluded under the Registration Rights Agreement.

                                   ARTICLE VI.

                                  MISCELLANEOUS

      6.1 Entire Agreement. This Agreement, together with the Exhibits and
          ----------------
Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

      6.2 Notices. Whenever it is provided herein that any notice, demand,
          -------
request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

     If to the Company:

                       Level 8 Systems, Inc.
                       8000 Regency Parkway
                       Cary, North Carolina 27511
                       Attn:   James Andrew Saputo, Jr., Esq.

     With a Copy to:

                       Powell, Goldstein, Frazer & Murphy LLP
                       191 Peachtree Street, 16th Floor
                       Atlanta, Georgia 30303
                       Attn:   Scott D. Smith, Esq.

     If to the Purchasers: To the address set forth on the counterpart signature page of such Purchaser.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, a "business day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

      6.3 Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      6.4 Headings. The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      6.5 References. References herein to Sections are to Sections of this
          ----------
Agreement, unless otherwise expressly provided.

      6.6 Successors and Assigns; Assignability. Neither this Agreement nor any
          -------------------------------------
right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchasers without the prior written consent of the other party. In the event that such prior written consent is obtained and this Agreement is assigned by either party, all covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      6.7 No Third-Party Beneficiaries. This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      6.8 Governing Law; Waiver of Jury Trial. All questions concerning the
          -----------------------------------
construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

      6.9 Survival. The representations, warranties, agreements and covenants
          --------
contained herein shall survive following the Closing.

      6.10 Execution. This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      6.11 Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

      6.12 Publicity. The Purchasers shall not issue any press release or make
           ---------
any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the Company in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

      6.13 Severability. In case any one or more of the provisions of this
           ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.14 Further Assurances. Each party shall do and perform, or cause to
              ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         6.15 Replacement of Certificates. If any certificate or instrument
              ---------------------------
evidencing any shares of Common Stock is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement shares.

         6.16 Remedies. In addition to being entitled to exercise all rights
              --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement or the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.17 Independent Nature of Purchasers' Obligations and Rights. The
              --------------------------------------------------------
obligations of each Purchaser under this Agreement or any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         6.18 Fees and Expenses. Except as set forth in the Registration Rights
              -----------------
Agreement, and except as provided herein, each Party shall pay the fees and expenses of its advisers, accountants and other experts; provided, however, that
                                                         --------- -------
the Company shall pay the reasonable expenses of one legal counsel selected by each of the Purchasers not to exceed the amount set forth next to such Purchaser's name on Schedule II.
                    -----------

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                                         LEVEL 8 SYSTEMS, INC.


                                         By:
                                            ------------------------------------
                                            Paul Rampel
                                            President


                                         PURCHASERS:

                                         [COUNTERPART SIGNATURE PAGES
                                         FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                               PURCHASER


                               ------------------------------------------------
                                                   (Name of Purchaser)

                               By:
                                  ----------------------------------------------
                                                 (Signature of Purchaser(s))

                               Name:
                                    --------------------------------------------
                                   (Name of Signatory if Purchaser is an Entity)

                               Title:
                                     -------------------------------------------
                                     (if Purchaser is an Entity)

                               Purchase Price: $____________


                               Address for Notice:

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------


                                With a copy to:

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------